UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/09/2005

Behringer Harvard Opportunity REIT I, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  33-120847

MD	20-1862323
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15601 Dallas Parkway
Suite 600
Addison, TX 75001
(Address of principal executive offices, including zip code)

866-655-1620
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On November 9, 2005, Behringer Harvard Opportunity REIT I, Inc. (the "Company") issued a press release announcing that it had satisfied the escrow conditions in connection with its best efforts public offering of common stock and had begun operations. As of November 9, 2005, the Company had accepted subscriptions and issued 441,204 shares of its common stock to stockholders with gross proceeds of $4,408,510 distributed to the Company.

A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release dated November 9, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Opportunity REIT I, Inc.

Date: November 14, 2005	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President - Corporate Development & Legal and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated November 9, 2005.